Exhibit 99.1

                       STATEMENT PURSUANT TO RULE 13d-1(k)


     The undersigned agree that this Schedule 13D shall be filed on behalf of each of them.


                                   /s/  Daniel J. Altobello*
                                   -------------------------------------
                                        Daniel J. Altobello


                                   /s/  Bruce R. Berkowitz*
                                   -------------------------------------
                                        Bruce R. Berkowitz


                                   /s/  Jeffrey B. Citrin*
                                   -------------------------------------
                                        Jeffrey B. Citrin


                           *By:    /s/  Thomas J. Plotz
                                   -------------------------------------
                                   Thomas J. Plotz, Attorney-in-fact


Dated:  February 25, 2002


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